                                                                   Exhibit 10.23

AGREEMENT made as of March 30, 1999, between Entertainment Boulevard, Inc. ("Netfomercial"), 4052 Del Rey Avenue, Suite 108, Marina Del Rey, CA 90292 and L.A. Group, Inc. ("Grantor"), with offices at 39 Crystal Common Drive, Rochester, NY 14624.

The parties hereby agree as follows:

1. Grant of Rights: Grantor hereby grants to Entertainment Boulevard, Inc. the right to exhibit each infomercial on the Entertainment Boulevard web site known as "Netfomercial" (www.netfomercial.com) an unlimited number of times during the Licensing Period in the Territory as part of Netfomercial's Program Service(s). The permission granted in this Agreement is non-exclusive and Grantor will have no obligation to refrain from using any infomercial or authorizing others to use them.

     (I) "Infomercial" means any audio, visual or audiovisual work or works listed on Exhibit A which is attached hereto and made a part hereof, which is the entirety of an audiovisual work owned and/or being marketed by Grantor.

    (II) "License Period" means the two (2) year period commencing upon initial exhibition of each infomercial. Either party may terminate this agreement with thirty (30) days written notice at any time during this term.

    (III)   "Territory" means the Internet.

    (IV) "Netfomercial Program Service(s)" means any of Netfomercial's affiliated Internet service, as transmitted for reception by its respective designated affiliates, for viewing by its on line users.

2. Materials: Immediately upon receipt by Grantor of this Agreement, Grantor will deliver to Netfomercial, at the above address, a 3/4 inch (3/4") videotape of the best available quality from which the infomercial can be duplicated with accompanying stereophonic sound, if available. Netfomercial will duplicate such 3/4 inch (3/4") videotape solely for use in connection with this license and the Performance on the Netfomercial website (www.netfomercial.com).

3. Consideration: It is the understanding of the parties that this grant is being made for the purpose of promoting the product featured in each Infomercial.

4. Compensation: In exchange for Netfomercial's display of the Infomercial as defined by Exhibit "A" Grantor shall pay to Netfomercial a commission from all dollars generated through the sale of any and all items defined in Exhibit "A". This commission shall be outlined in Exhibit "A." Grantor shall be responsible for all production costs involved in the infomercial. Netfomercial shall be responsible for any costs involved in adapting the Infomercial to the Internet. Grantor shall be responsible for all product fulfillment.

5. If at any time during the License Period of this Agreement Grantor designates other website(s) to broadcast Grantor's Infomercials, Netfomercial shall develop a "pop-up" player for these designated website(s) which shall be served by Netfomercial. This "pop-up" player shall broadcast any of the Infomercials available through Netfomercial that are designated by Grantor. In exchange for this service, Netfomercial shall receive a mutually agreed upon fee for all products sold through these designated websites, except for those products sold which did not involve a viewing of the product(s) through the pop-up player.

6. Should Grantor choose to use a "pop-up" player on the Ronco site, Netfomercial will provide this player at no cost, and Grantor will serve the player on the website (www.ronco.com).

7.   Incidental Rights:
     Netfomercial shall also have the right for a period of one (1) year (renewable subject to Grantor's written consent) from the date of delivery of the Infomercial to use audio and visual (must not be separated) from the Infomercial as part of its regular, review, special and/or retrospective Internet programming.

8. Warranties: Grantor hereby warrants and represents that (I) Grantor has the right to grant all rights granted herein and is free to enter into and fully perform this Agreement, (II) Grantor has paid or will pay all charges, taxes, license fees for the exercises of any rights granted herein, including all reuse or residual payments and related pension and welfare payments payable to any union or guild and all required synchronization licenses (III) that there are no pending claims, liens, charges, restrictions or encumbrances on the Infomercial or on such rights, and (IV) the exercise of the rights granted herein will not infringe on any rights of any trademark, unfair competition, contract, defamation, copyrights, privacy or publicity rights. Grantor will defend, indemnify and hold Netfomercial harmless from and against any and all claims, demands, losses, damages or other payments, including reasonable attorney fees, arising out of any breach of such warranties and representations. In the event of any claim or service of process upon Netfomercial involving the indemnification herein before set forth, Netfomercial shall notify Grantor of the claim. Grantor will promptly adjust, settle, defend or otherwise dispose of such claim at its sole cost. If Netfomercial breaches any terms of this Agreement, they will defend, indemnify and hold Grantor harmless from against any and all claims, demands, losses, damages or other payments, including reasonable attorney fees, arising out of any breach of such warranties and representations. In the event of any claim or service of process upon Grantor involving the indemnification hereinbefore set forth. Grantor shall notify Netfomercial of the claim. Netfomercial will promptly adjust, settle, defend or otherwise dispose of such claim at its sole cost.

9. Additional infomercials: Netfomercial and Grantor anticipate that they may, from time to time, wish to enter into additional agreements relating to the exhibition of Infomercials. Such additional agreements shall be evidenced by additions to Exhibit A agreed upon by Netfomercial and Grantor and, unless otherwise specified on such Exhibit A, shall be upon the same terms and conditions as set forth herein.

10. Miscellaneous: This agreement contains the entire understanding and supersedes all prior understanding of the parties hereto relating to the subject matter hereof, and this agreement cannot be changed or terminated orally. This agreement and all matters or issues collateral thereto shall be governed by the laws of the State of New York applicable to contracts executed and performed entirely therein.

IN WITNESS WHEREOF, the parties hereto hereby execute this Agreement as the date first specified above.

L.A. Group, Inc.                     Entertainment Boulevard, Inc.
("Grantor")                          ("Netfomercial")

/s/ Dan Fasano                       /s/ Stephen Brown

by: Dan Fasano                       By: Stephen Brown
Title: President                     Title: CEO

                                  EXHIBIT A

Made part of and incorporated into an agreement between Entertainment Boulevard, Inc. and Ronco, Inc. dated as of March 30, 1999.

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      ITEM                        COMPENSATION PER ITEM ORDERED
-------------------------------------------------------------------
Showtime BBQ                                $19.00
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Ronco Food Dehydrator                       $10.00
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Popeli Pasta Maker                          $30.00
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Ronco GLH Formula #9                        $4.00
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Popeli Pocket Fisherman                     $5.00
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Ronco Dial-O-Matic                          $1.50
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Ronco Drain Buster                          $1.00
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Ronco Bagel Cutter                          $1.50
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Ronco Door Saver                            $1.00
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Inside Egg Scrambler                        $1.00
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